     EXECUTIVE STAFF F'97 BONUS PLAN MEASUREMENTS AND CRITERIA    EXHIBIT 10.6
                                                                  (1996 10-K)

Executive Staff Measurements:
The fiscal 1997 bonus plan for executive staff will consist of the following:
a) 50% API Return on Net Assets (RONA)
b) 50% API Earnings Per Share (EPS)

Supporting Definitions:
Average Net Assets or Average Quarterly Net Assets = Total assets - current liabilities (debt excluded from current liabilities).
Earnings Per Share = Net Income / Average Number of Common Shares Outstanding during the period.
Return on Net Assets = After Tax Income (excluding interest) / Average Net Assets. (RONA is a financial indicator of the ability of the Company to generate profits utilizing available assets in an efficient manner).


Bonus Measurement:


                                  0%            100%                200%
                                              (Target)
                               ------------------------------------------
50% API Return on Net Assets    13.50%         15.00%              17.00%
50% API Earnings Per Share     $ 2.40         $ 2.80              $ 3.00



     Name              Functional Area          Proposed Bonus Payout @ 100%
--------------  -----------------------------  ------------------------------
Sim             CEO                                       $310,000
Arzbaecher      CFO                                       $100,000
Dorszynski      Tax & Treasury                            $ 35,000
Knutson         Technology                                $ 29,000


     ENGINEERED SOLUTIONS MULTI-BUSINESS UNITS F'97 BONUS PLAN MEASUREMENTS

Multi-Business Unit Leader Measurements:
The fiscal 1997 bonus plan for Engineered Solutions multi-business unit leader will consist of the following:
a) 80% Engineered Solutions CMM (1) (2)
b) 20% API Financial Results (RONA and EPS)



               0%       100%      200%
                      (Target)
             -------  --------  --------
CMM          $8.1 MM  $9.25MM   $11.2 MM
API Results     0       100%      200%
             -------  --------  --------
Payout         $0     $110,000  $220,000


The business unit financial targets for fiscal 1997 have been established based upon the business plans submitted by each business unit, current year Corporate contribution requirements for profitability, and agreed upon long-term investments.

(1)  CMM = Operating Profit - (20% x Monthly Net Assets)
(2) Targeted bonus plan levels for CMM may be modified during the plan year due to mergers and acquisitions.

 DISTRIBUTED PRODUCTS MULTI-BUSINESS UNIT LEADERS F'97 BONUS PLAN MEASUREMENTS

F'97 Bonus Measurements:
a) 50% Individual Unit CMM (1) (2)
b) 30% Distributed Products CMM (1) (2)
c) 20% Applied Power Financial Results (RONA and EPS)

Boel


                 0%       100%      200%
                        (Target)
              --------  --------  --------
Unit CMM (3)  $15.5 MM  $18.0 MM  $22.0 MM
DP CMM (3)    $17.5 MM  $22.5 MM  $28.5 MM
API Results      0        100%      200%
              --------  --------  --------
Payout          $0      $100,000  $200,000



Lecher

                0%       100%       200%
                       (Target)
             --------  --------   --------
Unit CMM     $ 2.0 MM  $ 4.5 MM   $ 6.5 MM
DP CMM (3)   $17.5 MM  $22.5 MM   $28.5 MM
API Results     0        100%       200%
             --------  --------   --------
Payout         $0       $95,000   $190,000


     (1)  CMM = Internal Operating Profit - (20% x Monthly Net Assets)
     (2)  Excludes carrying charge related to Asia Pacific/Japan.
     (3) Targeted bonus plan levels for CMM may be modified during the plan year due to mergers and acquisitions.

            SINGLE BUSINESS UNIT LEADER F'97 BONUS PLAN MEASUREMENTS

Bonus Measurements for Wright Line:
100% Business Unit Operating Profit

1997 Target Objective - Wright Line   $29.0 MM Operating Profit (1)
                                      (92% improvement over F'96 includes
                                      Everest acquisition)


                            Measures / Payout Scale



                     0%       100%      200%      300%
                            (Target)
                  --------  --------  --------  --------
Operating Profit  $23.0 MM  $29.0 MM  $33.0 MM  $36.0 MM
----------------  --------  --------  --------  --------
Payout               $0     $100,000  $200,000  $300,000
----------------  --------  --------  --------  --------


(1) Based on Wright Line's internal operating profit (excludes acquisition write-up amortization).